January 4, 2006

                             MMA PRAXIS MUTUAL FUNDS

                           MMA PRAXIS CORE STOCK FUND

                 Supplement to the Prospectus dated May 1, 2005

The Board of Trustees of MMA Praxis Mutual Funds (the "Trust") and the shareholders of the MMA Praxis Core Stock Fund (the "Fund") have approved a new sub-advisory agreement between Menno Insurance Services, Inc. d/b/a MMA Capital Management, the Fund's investment adviser, and Davis Selected Advisers, L.P.

On January 2, 2006, the Fund will revise its investment strategies. The Fund will continue to seek capital appreciation as its primary investment goal. Upon the transfer of subadvisory responsibilities to Davis Selected Advisers, L.P., MMA Capital Management will continue to direct the Stewardship Investing aspects of the Fund. Specifically, MMA Capital Management will engage in shareholder advocacy, social screening, and community development investing activities on behalf of the Fund.

The description of the Fund's investment strategies in the section "MMA Praxis Core Stock Fund - Principal investment strategies" on page 10 of the prospectus will be replaced by the following:

Principal investment strategies

The Fund invests primarily in undervalued equity securities of large capitalization companies (those companies whose total market value is more than $10 billion) which provide products and services that are consistent with the Fund's socially responsible criteria. The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Investment Objectives, Principal Investment Strategies, and Related Risks."

The Fund's Sub-Adviser conducts extensive research to identify well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The Sub-Adviser emphasizes individual stock selection and believes that the ability to evaluate management is critical, routinely visiting managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, the Sub-Adviser has developed a list of characteristics that it believes help companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, the Sub-Adviser searches for companies that demonstrate a majority or an appropriate mix of these characteristics:
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First Class Management

o     Proven track record
o     Significant personal ownership in business
o     Intelligent allocation of capital
o     Smart application of technology to improve business and lower costs

Strong Financial Condition and Satisfactory Profitability

o     Strong balance sheet
o     Low cost structure/low debt
o     High after-tax returns on capital
o     High quality of earnings

Strong Competitive Position

o     Non-obsolescent products / services
o     Dominant or growing market share
o     Participation in a growing market
o     Global presence and brand names

Utilizing these criteria, the Sub-Adviser selects securities of durable, well-managed businesses that can be purchased at value prices and held for the long term. The Sub-Adviser considers selling a security if the issuing company no longer exhibits the characteristics that (i) foster sustainable long-term expansion of earnings; (ii) manage risk; and (iii) enhance the potential for superior long-term returns.

The description of the Fund's investment policies and strategies in the first paragraph of the section "MMA Praxis Core Stock Fund - Policies and Strategies" on page 34 of the prospectus will be replaced by the following:

Policies and strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in stocks and primarily in undervalued securities of large capitalization companies (those companies having greater than $10 billion in assets) which, in the Adviser's view, provide products and services that are consistent with the Company's socially responsible criteria.

The description of the Fund Management on page 65 of the prospectus will be replaced by the following:

Fund Management

The Investment Adviser

MMA Capital Management ("MMA" or the "Adviser"), 1110 North Main Street, Goshen, Indiana 46528, is the investment adviser for the Funds. The Adviser, which is a separate corporate entity controlled by the board of directors of Mennonite Mutual Aid, Inc., is a registered investment adviser with the SEC. As of December 31, 2004, the Adviser had over $10.87 million (this excludes Praxis assets) million in assets under management, primarily through management of large accounts for individuals and institutions, which amount excludes the assets managed by the Adviser for the Funds.

Sub-Advisers

MMA has retained Evergreen Investment Management Company, LLC ("Evergreen" or the "Sub-Adviser") as investment sub-adviser to the International Fund. Evergreen, which is located at 200 Berkeley Street, Boston, Massachusetts 02116, has a team of investment professionals specializing in international investment management and, as of December 31, 2004, had approximately $104.6 billion in assets under management in the Evergreen mutual funds.

MMA has retained Davis Selected Advisers, L.P. ("Davis" or the "Sub-Adviser") as investment sub-adviser to the Core Stock Fund. Davis is organized as a limited partnership under the laws of the State of Colorado. The main offices of Davis are located at 2429 East Elvira Road, Suite 101, Tucson, Arizona 85706, and 609 Fifth Avenue, 11th Floor, New York, NY 10017. As of September 30, 2005, Davis managed over $65 billion of assets, comprised primarily of large cap equities, multi cap equities, REITs, financial stocks, and convertible securities. Davis offers services in separate accounts, mutual funds (both retail and institutional classes), off-shore mutual funds (Luxembourg-based SICAVs), wrap accounts and through sub-advisory relationships.

MMA makes the day-to-day investment decisions for the Intermediate Income Fund and the Value Index Fund and oversees the Sub-Advisers' investments for the Core Stock Fund and the International Fund. In addition, MMA continuously reviews, supervises and administers each Fund's investment program. For these advisory services, the Funds paid the following fees during the fiscal year ended December 31, 2004:

                                  PERCENTAGE OF
                               AVERAGE NET ASSETS
                                 AS OF 12/31/04

INTERMEDIATE INCOME FUND              0.28%

CORE STOCK FUND                       0.55%

INTERNATIONAL FUND                    0.71%

VALUE INDEX FUND                      0.49%

* The Adviser waived a portion of its fees for the fiscal year ended December 31, 2004. Contractual fees (as a percentage of average daily net assets) were 0.50%, 0.74%, 0.90% and 0.30% for the Intermediate Income Fund, the Core Stock Fund, the International Fund and the Value Index Fund, respectively. During the fiscal year ended December 31, 2004, the Value Index Fund repaid to the Adviser $69,143 and $2,855 for fees waived for the years ended December 31, 2001 and 2002, respectively.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement between the Funds and the Adviser and the Sub-Investment Advisory Agreement between the Adviser and the Sub-Adviser will be available in the Funds' annual report to shareholders for the period ending December 31, 2005.

Fund Management

Portfolio Managers

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds' portfolios:

Core Stock Fund

      Christopher C. Davis

      o Christopher C. Davis has served as a Portfolio Manager of the Core Stock Fund since January 2, 2006. Mr. Davis has served as a portfolio manager of equity funds managed by Davis since 1991. Mr. Davis joined Davis as an Assistant Portfolio Manager and Research Analyst in 1989.

      Kenneth Charles Feinberg

      o Kenneth Charles Feinberg has served as a Portfolio Manager of the Core Stock Fund since January 2, 2006, and also manages other equity funds advised by Davis. Mr. Feinberg started with Davis as a Research Analyst in December 1994.

The Value Index Fund

      Chad Horning, CFA

      o Chad Horning has been co-manager of the Value Index Fund since its inception. He was co-portfolio manager of the Core Stock Fund from 2000 to 2005. He began at MMA as an equity analyst in 1999. Prior to joining MMA, he was an economic analyst for Devtech Systems, an international development consulting firm in Washington, DC. He received a BA in Economics from Goshen College in 1991 and an MA in Economics from the University of Maryland in 1996. Chad earned the Chartered Financial Analyst (CFA) designation in 2001.

      John Nussbaum, CFA

      o John Nussbaum has been co-manager of the Value Index Fund since its inception. He was co-portfolio manager of the Core Stock Fund from 2000 to 2005. Prior to serving as co-portfolio manager of the Core Stock Fund, he was assistant equity investment manager for the Fund since its inception. Prior to that, he began at MMA as an equity analyst in 1988. He received a BS in Accounting from Eastern Mennonite University and an MBA from Ohio State University. John earned the Chartered Financial Analyst (CFA) designation in 1994.

Intermediate Income Fund

      Benjamin Bailey, CFA

      o Benjamin Bailey joined MMA in 2000. He was named co-portfolio manager of the Intermediate Income Fund in March 2005 and, prior to that time, served as assistant portfolio manager for the Fund since 2002. He began his investment career at MMA working as an investment services support assistant and then as a fixed income research analyst. Benjamin received his BS in Business-Economics from Huntington College in 2000. He earned the Chartered Financial Analyst (CFA) designation in 2003.

      Delmar King

      o Delmar King has managed the Intermediate Income Fund since its inception. He began his investment career with Mennonite Mutual Aid in 1973. He received a BA in Economics from Goshen College and received a Master's Degree in Business Administration from Indiana University in 1971.

International Fund

      Gilman C. Gunn, III

      o Gilman C. Gunn, III has more than 25 years of investment experience and has managed the Fund since December 2003. He joined Evergreen in 1991, where he serves as Managing Director and the Head of the Large Cap International Equity Team. Prior to his association with Evergreen, he headed Citibank's London-based private client investment department. He received a BA from Florida State University and an MBA from New York University.

The SAI has more detailed information about MMA, Evergreen and other service providers, as well as additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the applicable Fund.